UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2007
TERAYON COMMUNICATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24647 (Commission File Number)	77-0328533 (IRS Employer Identification No.)
2450 Walsh Avenue
Santa Clara, California 95051
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (408) 235-5500

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On March 22, 2007, Terayon Communication Systems, Inc. issued a press release announcing its preliminary financial results for the fourth quarter and the fiscal year ended December 31, 2006. The financial information furnished with this Current Report on Form 8-K and the attached exhibit regarding the Company’s results and financial position for completed periods is preliminary, and is subject to adjustment and change based on the completion of management’s review and the completion of the audit of the Company’s 2006 financial statements by the Company’s independent auditors and potential revisions resulting therefrom. Actual results may differ materially.
The foregoing description is qualified in its entirety by reference to the Registrant’s press release dated March 22, 2007, a copy of which is attached hereto as Exhibit 99.1.
The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by Terayon Communication Systems, Inc. on March 22, 2007 entitled “Terayon Reports Preliminary Fourth Quarter and Fiscal Year 2006 Results”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: March 22, 2007

Terayon Communication Systems, Inc.
By:	/s/ Mark Richman
	Name:	Mark Richman
	Title:	Chief Financial Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED MARCH 22, 2007

Exhibit	Description

99.1	Press release issued by Terayon Communication Systems, Inc. on March 22, 2007 entitled “Terayon Reports Preliminary Fourth Quarter and Fiscal Year 2006 Results”